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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): APRIL 2, 2004


                       HAIGHTS CROSS COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)


          DELAWARE                     333-109381                 13-4087398
(State or other jurisdiction    (Commission file number)        (IRS employer
     of incorporation)                                       identification no.)


                          10 NEW KING STREET, SUITE 102
                          WHITE PLAINS, NEW YORK 10604
               (Address of principal executive offices) (Zip code)


               Registrant's telephone number, including area code:
                                 (914) 289-9400
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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.  The following exhibits are being furnished herewith.

Exhibit No.

99.1        Annual Report of Haights Cross Communications, Inc.

ITEM 12.    REGULATION FD DISCLOSURE.

      A copy of the Annual Report of Haights Cross Communications, Inc. (the "Company"), for the year ended December 31, 2003, that the Company expects will be presented to various members of the financial and investment community from time to time is attached to this report as Exhibit 99.1.

      The information in this Form 8-K and Exhibit 99.1 is furnished pursuant to
Item 9, "Regulation FD Disclosure," and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.




                                       2
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             HAIGHTS CROSS COMMUNICATIONS, INC.



Date:  April 2, 2004         By: /s/ Peter J. Quandt
                                 -----------------------------------------------
                                 Peter J. Quandt
                                 Chairman, Chief Executive Officer and President
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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Annual Report of Haights Cross Communications, Inc.